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                                 EXHIBIT 10.57



                      FIRST AMENDMENT TO LEASE AGREEMENT



                          FOR THE MOTOROLA BUILDING
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                           FIRST AMENDMENT TO LEASE

This First Amendment to Lease, dated as of November 17, 1999 (First Amendment), between Ryan Companies US, Inc. (Landlord) and Motorola, Inc. (Tenant).

WITNESSETH, that:

     WHEREAS, Landlord and Tenant have entered into a Lease dated November 17, 1997 (Lease) for approximately 133,754 square feet of area, whereby Landlord has leased to Tenant certain Premises located in the City of Tempe, State of Arizona, consisting of the Premises, as such Premises are defined in the Lease; and

     NOW, THEREFORE, Landlord and Tenant desire and intend hereby to amend Lease as specifically hereinafter set forth and provided:

     1.   The Premises contains 133,225 square feet.
     2.   The Lease Term commenced on August 17, 1998.
     3.   The Lease Term shall expire on August 31, 2005.
     4.   The Annual Base Rent shall be:
          the period from August 17, 1998 through August 31, 2002 the sum of One Million Eight Hundred Forty Three Thousand Eight Hundred Thirty Four and 00/100 Dollars ($1,843,834.75), payable in equal monthly installments of One Hundred Fifty Three Thousand Six Hundred Fifty two and 83/100 Dollars ($153,652.83);
          the period from September 1, 2002 through August 31, 2005, the sum of Two Million Fifty Four Thousand Three Hundred Twenty Nine and 50/100 Dollars ($2,054,329.50) payable in equal monthly installments of One Hundred Seventy One Thousand One Hundred Ninety Four and 13/100 Dollars ($171,194.13).

     EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect in all respects.

     IN WITNESS WHEREOF, the Lease Amendment is hereby executed and delivered effective as of the date and year first above written.

LANDLORD:    RYAN COMPANIES US, INC.

          by:    John Strittmatter
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          Its:       VP
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TENANT:      MOTOROLA, INC.

          by:     Rick Kriva
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          Its:    Rick Kriva, Director
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                  CE REAL ESTATE & DEVELOPMENT